                               THE DESSAUER
                            GLOBAL EQUITY FUND


                               SEMI ANNUAL
                                 REPORT

                            SEPTEMBER 30, 1997

[PHOTO]

JOHN DESSAUER

Dear Shareholder,

         The Dessauer Global Equity Fund was successfully launched on May 30, 1997. On June 4, 1997, the Fund commenced investment operations. During the period from the initial public offering to September 30, 1997, the net asset value per share rose from $11.88 to $12.45, an increase of 4.8% for the period. During the same period, the price per share rose from $12.50 to $12.75 for a total return of 2.00%. The market price on September 30, 1997 represented a 2.41% premium to the net asset value.

         This was the first closed-end, international equity fund in a long time. Most on Wall Street told me it could not be done. But, my partner Tom McIntyre and I firmly believe that the closed-end form of fund is in the best interest of the shareholders. We felt even more strongly about this in today's market environment.

         With a closed-end fund, we raised a specific amount of money all at once. Under the terms of the automatic conversion provision, we knew that the money would stay in the fund for at least eighteen months. As you probably know, the automatic conversion provision is set up such that the Dessauer Global Equity Fund will convert to an open-end fund if, after 18 months, its shares close at a market price that is at a 5% or greater discount to the net asset value of the fund on the last business day of any week and for each of the next 14 days.

         The closed-end format means that we are able to patiently watch the markets, looking for specific opportunities. We have not been under pressure to rush and buy stocks at just any price.

         I am pleased to tell you that the fund's assets are substantially invested in what we believe are high quality stocks from around the world. We are holding a modest amount of cash, not because we are trying to time the markets, but because we want to be prepared should any established markets give us an extraordinary opportunity.

         As expected, the last few months of world markets have been mixed, sometimes volatile and full of surprises. Not all the surprises have been pleasant. Emerging markets in the Pacific Rim, for example, were very hard hit. Other markets - England is an example - showed surprising strength. The mixed performance was not confined to whole markets. Among individual stocks, there has been a huge performance gap. Some like Nestle, the Switzerland-based global foods giant, and General Motors produced handsome gains. Others, such as some of the most popular U.S. blue chips, fell quite sharply.

         At this point, opinions on the future of the world's equity markets are as mixed as the performance of the individual markets. I was in Europe recently. There I heard a gloomy chorus. Many argue that weakness in the Japanese economy, the currency crises in Asian countries, plus earnings slowdowns in Europe and North America will soon mean an end to the wonderful rising stock trend of the last few years. This view is certainly not new. Many European money managers completely missed the rise in U.S. stocks. In several cases, they made a double mistake, buying Japanese stocks that went down, while avoiding U.S. stocks that went up. These managers are now under tremendous pressure and they don't know what to do. They are afraid to sell Japanese stocks at a loss and equally afraid of buying U.S. stocks that have risen so nicely. Therefore they adopt a gloomy view, which I suppose is more of a wish than a forecast. They wish markets like the U.S. market would crash and give them a chance to buy low like the others did before.

         We take all opinions from genuine professionals seriously. It is true, for example, that the Japanese economy is having a difficult time. Japanese consumers are discouraged. For two decades they thought their system was invincible. Now they know that was wrong and they are depressed, probably unduly down on themselves. Japan is a major economic player. When any major economy struggles, we must take notice.

         In my opinion, the sluggish Japanese economy plus the aftermath of the currency crises in Thailand, Malaysia, Indonesia and the Philippines are a definite drag on the global economy. Add in slow growth and high unemployment in Europe and, if that were the whole story, the gloomsters would have a real point. A full blown global recession with deflation would not be much fun for equity investors. Fortunately, that is far from the whole story. The United States continues to confound the experts with solid growth and low inflation. Latin America is another bright spot with respectable economic growth. And China, the most populous nation on earth, is growing at a 10% annual rate.

         In the past few months, I have traveled to Europe, Singapore, Indonesia and Hong Kong. I travel to see for myself the condition of the world's economies. I remain convinced that we live in a world of opportunity and that the future is, if anything, brighter than the past.

         Our challenge as investors is to grapple with the fact that real opportunity always comes alongside real risk. It only takes a glance around the world to see that all markets and all stocks are not alike. Mexico's stock market plunged after the peso was devalued. Stock markets in Thailand, Malaysia and Indonesia fell 30%-50% this year as their currencies plunged. A major Philippine bank stock lost 80% as bad loans piled up. These real risks and real losses terrify many investors. They worry that their portfolios will end up with more losses than gains. Others worry that Mexico, Thailand, Malaysia and Indonesia are just the beginning of a worldwide stock market plunge.

         In developing the portfolio for your future fund, we have used our time-tested approach. First we satisfy ourselves that there is a world of opportunity. Then we go about selecting the investments one-by-one, paying special attention to the risks. We do not chase stocks. After studying a company, getting to know management, and concluding that there is real opportunity in the specific company, we wait for weakness to develop, either in the market or the particular stock.


                        CONTINUED ON BACK PANEL

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY AT SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

Shares       EQUITY SECURITIES 87.1%                                                   Value
--------------------------------------------------------------------------------------------

             AUTO: 4.5%
    40,000   General Motors Corporation (United States).......................  $  2,677,500
    10,000   Magna International Class A ADR (Canada).........................       691,250
                                                                                ------------
                                                                                   3,368,750
                                                                                ------------
             BANKING/FINANCE: 13.2%
    30,000   Banco Santander S.A. ADR (Spain).................................       982,500
     5,000   Citicorp (United States).........................................       669,687
    50,000   CountryWide Credit Industries Inc. (United States)...............     1,821,876
    80,000   Dao Heng Bank Group Ltd. (Hong Kong/China).......................       360,817
   100,000   Espirito Santo Financial Group ADR (Portugal)....................     2,081,251
   200,000   First Pacific Company (Hong Kong/China)..........................       200,310
    20,000   First Union Corporation (N.C.) (United States)...................     1,001,250
    16,000   HSBC Holdings Plc (Hong Kong/China)..............................       535,539
    40,000   Hang Seng Bank (Hong Kong/China).................................       492,375
    55,000   SEI Investments Co. (United States)..............................     1,815,000
                                                                                ------------
                                                                                   9,960,605
                                                                                ------------
             BEVERAGES & FOOD: 8.8%
   500,000   Fosters Brewing Group Ltd. (Australia)...........................     1,055,967
    50,000   Guinness Plc ADR (United Kingdom)................................     2,393,751
    53,900   Koninklijke Ahold NV ADR (Netherlands)...........................     1,462,037
    25,000   Nestle S.A. Sponsored ADR (Switzerland)..........................     1,744,532
                                                                                ------------
                                                                                   6,656,287
                                                                                ------------
             CONSUMER STAPLES: 3.6%
    30,000   Eastman Kodak Company (United States)............................     1,948,125
    15,000   Nike Inc. Class B (United States)................................       795,000
                                                                                ------------
                                                                                   2,743,125
                                                                                ------------
             CONSTRUCTION, MINING & MATERIALS HANDLING: 0.8%
   200,000   Boral Ltd. (Australia)...........................................       606,873
                                                                                ------------
             DEPARTMENT STORES: 0.8%
   400,000   David Jones Limited (Australia)..................................       586,697
                                                                                ------------
             ELECTRICAL/INDUSTRIAL APPARATUS: 6.3%
    50,000   LSI Logic (United States)*.......................................     1,606,250
    20,000   Motorola, Inc. (United States)...................................     1,437,500
    20,000   Philips Electronics N.V. ADR (Netherlands).......................     1,680,000
                                                                                ------------
                                                                                   4,723,750
                                                                                ------------

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY AT SEPTEMBER 30, 1997
(UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

Shares                                                                                 Value
--------------------------------------------------------------------------------------------
             ENTERTAINMENT: 4.2%
    20,000   Pixar Inc. (United States)*......................................  $    472,500
    50,000   Time Warner Inc. (United States).................................     2,709,375
                                                                                ------------
                                                                                   3,181,875
                                                                                ------------
             HEALTH & PERSONAL CARE: 8.4%
     5,000   AKZO Nobel NV ADR (Netherlands)..................................       428,125
    30,000   Bally Total Fitness Holding (United States)*.....................       517,501
    30,000   Glaxo Wellcome Plc ADR (United Kingdom)..........................     1,348,126
    30,000   Novartis AG ADR (Switzerland)....................................     2,315,625
     5,000   Rhone - Poulenc Rorer Inc. (United States).......................       483,438
    30,000   Rhone Poulenc S.A. ADR (France)..................................     1,213,125
                                                                                ------------
                                                                                   6,305,940
                                                                                ------------
             HOTEL/GAMING: 8.1%
   800,000   CDL Hotel International (Hong Kong/China)........................       289,480
    80,000   Circus Circus Enterprises (United States)*.......................     2,015,000
    50,000   Harrah's Entertainment Inc. (United States)*.....................     1,121,875
    80,000   Hilton Hotels Corp. (United States)..............................     2,695,000
                                                                                ------------
                                                                                   6,121,355
                                                                                ------------
             INSURANCE: 1.8%
    40,000   AXA - UAP, Sponsored ADR (France)................................     1,357,500
                                                                                ------------
             MISCELLANEOUS BUSINESS SERVICES: 2.0%
    35,000   Hutchison Whampoa (Hong Kong/China)..............................       344,888
   100,000   Swire Pacific Ltd., Class A (Hong Kong/China)....................       765,701
   100,000   Television Broadcasts Ltd. (Hong Kong/China).....................       354,096
                                                                                ------------
                                                                                   1,464,685
                                                                                ------------
             REGIONAL ADMINISTRATION OF COMMODITIES, ELECTRICITY, GAS,
               AND OTHERS: 4.7%
    30,000   ENDESA S.A. ADR (Spain)..........................................       645,000
    45,000   Enron Corporation (United States)................................     1,732,500
   200,000   Hong Kong & China Gas (Hong Kong/China)..........................       412,251
   150,000   Hong Kong Telecom (Hong Kong/China)..............................       339,234
    10,000   USX - Marathon Group (United States).............................       371,875
                                                                                ------------
                                                                                   3,500,860
                                                                                ------------

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY AT SEPTEMBER 30, 1997
(UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

Shares                                                                                 Value
--------------------------------------------------------------------------------------------
             RETAIL - HYPER MARKETS: 1.0%
   800,000   Dairy Farm International Holdings (Hong Kong/China)..............  $    760,000
                                                                                ------------
             REAL ESTATE: 5.7%
    80,000   China Resources Enterprises (Hong Kong/China)....................       334,970
   248,000   HKR International Ltd. (Hong Kong/China).........................       293,254
   250,000   Hang Lung Development Company (Hong Kong/China)..................       470,083
   300,000   Hong Kong Land Holdings Ltd. (Hong Kong/China)...................     1,020,000
   104,000   Hysan Development Company (Hong Kong/China)......................       311,139
   280,000   Keppel Land Limited (Singapore)..................................       706,636
   160,000   New World Development (Hong Kong/China)..........................       967,691
    18,000   Sun Hung Kai Properties Ltd. (Hong Kong/China)...................       211,682
                                                                                ------------
                                                                                   4,315,455
                                                                                ------------
             SAWMILLS & PLANING MILLS: 0.3%
    20,000   Fletcher Challenge Ltd. ADR (New Zealand)........................       250,000
                                                                                ------------
             STEELS: 1.1%
    10,000   China Steel Corp. GDR (Taiwan)*..................................       201,250
    30,000   Inland Steel Industries Inc. (United States).....................       656,250
                                                                                ------------
                                                                                     857,500
                                                                                ------------
             TELECOMMUNICATIONS SERVICES: 11.8%
    30,000   AT & T Corporation (United States)...............................     1,329,375
    30,000   Ascend Communications, Inc. (United States)*.....................       971,250
    50,000   Cable & Wireless Communications Plc ADR (United Kingdom).........     1,293,750
    10,000   Ericsson (L. M.) Telephone ADR (Sweden)..........................       479,375
    50,000   GTE Corporation (United States)..................................     2,268,750
    50,000   LCI International Inc. (United States)*..........................     1,331,250
    50,000   Scientific-Atlanta Inc. (United States)..........................     1,134,375
                                                                                ------------
                                                                                   8,808,125
                                                                                ------------
             Total Equity Securities
               (Identified Cost $61,814,140)..................................  $ 65,569,382
                                                                                ------------

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY AT SEPTEMBER 30, 1997
(UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

 Principal
  Amount     CONVERTIBLE BONDS 0.4%                                                    Value
-------------------------------------------------------------------------------------------

 $ 300,000   Formosa Chemical & Fiber (Taiwan), 1.75%, due 07/19/01
               (Identified Cost $339,000).....................................  $    331,260
                                                                                ------------
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS 13.6%
-------------------------------------------------------------------------------------------

             GOVERNMENT OBLIGATIONS 12.0%
 9,000,000   United States Treasury Bill,
               4.81%, due 10/02/97 (Identified Cost $8,998,796)...............  $  8,998,796
                                                                                ------------
             REPURCHASE AGREEMENT 1.6%
 1,182,002   Investors Bank and Trust Company Repurchase Agreement, 5.62%, due
               10/01/97, (Collateralized by $1,214,994 Federal National
               Mortgage Association, 6.375%, due 11/25/2022)
               (Identified Cost $1,182,002)...................................     1,182,002
                                                                                ------------
             Total Short-Term Investments
               (Identified Cost $10,180,798)..................................    10,180,798
                                                                                ------------
             Total Investments 101.1%
               (Identified Cost $72,333,938**)................................  $ 76,081,440
                                                                                ------------
             Liabilities in excess of Other Assets (1.1%).....................      (825,534)
                                                                                ------------
             NET ASSETS 100.0%................................................  $ 75,255,906
                                                                                ------------
                                                                                ------------
** Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation.............................................  $  5,158,323
    Gross unrealized depreciation.............................................    (1,410,821)
                                                                                ------------
    Net unrealized appreciation...............................................  $  3,747,502
                                                                                ------------
                                                                                ------------

* Non-income producing security.

See accompanying notes to financial statements.

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY AT SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  Percent of
Country                                                                           Net Assets
--------------------------------------------------------------------------------------------
Australia.......................................................................      3.0%
Canada..........................................................................      0.9
France..........................................................................      3.4
Hong Kong/China.................................................................     11.2
Netherlands.....................................................................      4.7
New Zealand.....................................................................      0.3
Portugal........................................................................      2.8
Singapore.......................................................................      0.9
Spain...........................................................................      2.3
Sweden..........................................................................      0.6
Switzerland.....................................................................      5.4
Taiwan..........................................................................      0.7
United Kingdom..................................................................      6.7
United States...................................................................     58.2
Liabilities in excess of Other Assets...........................................     (1.1)
                                                                                  ----------
NET ASSETS......................................................................    100.0%
                                                                                  ----------
                                                                                  ----------

                        THE DESSAUER GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
 Investments in securities, at value (cost $72,333,938)...........  $76,081,440
 Cash.............................................................        1,292
 Receivables:
     Dividends and interest.......................................      139,486
     Securities sold..............................................      166,069
 Prepaid expenses.................................................        6,388
 Deferred organization costs, net.................................      156,909
                                                                    -----------
     Total assets.................................................  $76,551,584
                                                                    -----------
 LIABILITIES
 Payables for securities purchased................................    1,044,475
 Due to advisor...................................................      173,233
 Accrued expenses.................................................       77,970
                                                                    -----------
     Total liabilities............................................    1,295,678
                                                                    -----------
 Net Assets.......................................................  $75,255,906
                                                                    -----------
                                                                    -----------
 NET ASSET VALUE
  ($75,255,906/6,046,744 shares outstanding; 50,000,000
  number of shares authorized, $0.01 par value)...................       $12.45
                                                                    -----------
                                                                    -----------
 Source of Net Assets
     Paid-in capital..............................................  $71,475,910
     Undistributed net investment income..........................      339,678
     Accumulated net realized loss on investments and foreign
       currency...................................................     (307,531)
     Net unrealized appreciation on:
         Investments..............................................    3,747,502
         Foreign currency.........................................          347
                                                                    -----------
             NET ASSETS...........................................  $75,255,906
                                                                    -----------
                                                                    -----------

See accompanying notes to financial statements.

                        THE DESSAUER GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                               May 30, 1997*
                                                                     to
                                                             September 30, 1997
 ------------------------------------------------------------------------------
 INVESTMENT INCOME
 INCOME
 Dividends (Net of foreign witholding tax of $4,538).......      $  197,987
 Interest..................................................         535,544
                                                             ------------------
     Total investment income...............................         733,531

 EXPENSES
 Advisory fees (Note 3)....................................         230,193
 Administration fee (Note 3)...............................          23,019
 Legal fees................................................          37,866
 Accounting fees...........................................          18,125
 Trustees' fees............................................          16,962
 Custodian fees............................................          15,079
 Deferred organization costs amortization..................          13,091
 Miscellaneous.............................................          11,437
 Auditing fees.............................................           9,887
 Reports to shareholders...................................           7,383
 Transfer agent fees.......................................           5,568
 Registration fees.........................................           4,937
 Insurance.................................................             306
                                                             ------------------
     Total expenses........................................         393,853
                                                             ------------------
         NET INVESTMENT INCOME.............................      $  339,678
                                                             ------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY
 Net realized loss from investments........................        (304,781)
 Net realized loss from foreign currency...................          (2,750)
 Net change in unrealized appreciation on investments......       3,747,502
 Net change in unrealized gain on foreign currency.........             347
                                                             ------------------
     Net realized and unrealized gain on investments.......       3,440,318
                                                             ------------------
     NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS..........................................      $3,779,996
                                                             ------------------
                                                             ------------------

* Commencement of the Fund.

See accompanying notes to financial statements.

                        THE DESSAUER GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                               May 30, 1997*
                                                                     to
                                                             September 30, 1997
 ------------------------------------------------------------------------------
 INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income.....................................      $   339,678
 Net realized loss on investments..........................         (304,781)
 Net realized loss on foreign currency.....................           (2,750)
 Net unrealized appreciation on investments and foreign
  currency.................................................        3,747,849
                                                             ------------------
     NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS..........................................        3,779,996
                                                             ------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold.................................       71,375,910
                                                             ------------------
     TOTAL INCREASE IN NET ASSETS..........................       75,255,906
 NET ASSETS
 Beginning of period.......................................          100,000
                                                             ------------------
 End of period (including undistributed net investment
  income of $339,678)......................................      $75,155,906
                                                             ------------------
                                                             ------------------
 CHANGES IN SHARES
 Shares sold...............................................        6,046,744
                                                             ------------------
     NET INCREASE..........................................        6,046,744
                                                             ------------------
                                                             ------------------

* Commencement of the Fund.

See accompanying notes to financial statements.

                        THE DESSAUER GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)
--------------------------------------------------------------------------------

                                                               May 30, 1997*
                                                                     to
                                                             September 30, 1997
 ------------------------------------------------------------------------------
 Net asset value, beginning of period......................      $ 11.88
                                                                --------
 Income from investment operations:
   Net investment income...................................         0.06
   Net realized and unrealized gain on investments.........         0.51**
                                                                --------
 Total from investment operations..........................         0.57
                                                                --------
 Net asset value, end of period............................      $ 12.45
                                                                --------
                                                                --------

 Total return..............................................         4.80%***

 Initial offering price....................................      $ 12.50
 New York Stock Exchange closing price, End of Period......      $ 12.75
 Total investment return...................................         2.00%***

 Net assets, end of period (thousands).....................      $75,256

 Ratios/supplemental data:
 Ratio of expenses to average net assets...................         1.71%****
 Ratio of net investment income to average net assets......         1.47%****

 Portfolio turnover rate...................................         7.11%***

 Average Commission Rate Paid..............................      $0.0107

   * Commencement of the Fund.
  ** Includes the impact of a $330,000 (0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997. *** Not annualized.
**** Annualized.

See accompanying notes to financial statements.

                        THE DESSAUER GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

    The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced trading on the New York Stock Exchange on May 30, 1997 and has, as its objective, long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

    U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

    Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

    B. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $170,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the

                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
AT SEPTEMBER 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued) initial shares of Fund are redeemed by the holder during the period of amortization of the Fund's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund entered into Investment Advisory Agreements with Dessauer & McIntyre Asset Management, Inc. ("Dessauer") and Guinness Flight Investment Management Limited ("Guinness Flight") (together, the "Investment Advisers"), pursuant to which the Investment Advisers will be responsible for providing investment advisory services to the Fund (the "Advisory Agreements"). For services under the Advisory Agreements, the Fund will pay Dessauer a monthly fee at an annual rate of 0.60% of the average weekly net asset value of the Fund and will pay Guinness Flight a monthly fee at an annual rate of 0.40% of the average weekly net asset value of the Fund. For the period ending September 30, 1997, the Fund paid $230,193 in such fees. The Fund is responsible for its own operating expenses

    Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average net assets. For the period ending September 30, 1997 the Fund paid $23,019 in such fees.

    Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the period ended September 30, 1997 were $67,752,158 and $5,295,967, respectively.

                         CONTINUED FROM FRONT PANEL

         Our strategy has served the fund well. I am proud of the fact that on September 30, 1997, the net asset value of your fund had climbed from $11.88 at the start to $12.45, just a shade below the offering price. In fact in early October, the net asset value climbed to about the $12.50 offering price.

         I am also proud of the development of our firm. The name of my firm has been changed to Dessauer & McIntyre Asset Management, Inc. Tom McIntyre joined Dessauer Asset Management in 1989. Tom has an MBA from the University of Notre Dame and went through the tedious and demanding process of becoming a CPA. He then went through another three years of work, study, and examinations to become a Chartered Financial Analyst or CFA. Tom has extraordinary skills. He is able to analyze a balance sheet or profit and loss statement better than anyone in our business. Even more important, Tom and I have forged a solid partnership. We not only work well together, but our respective skills complement one another. I am delighted that the name of the firm now reflects this reality.

         I am also very happy to tell you that Nerissa Lee of Guinness Flight Investment Management Limited is managing the Asian portion of your fund from Hong Kong. I have a great deal of respect for Nerissa. Born and educated in Hong Kong, Nerissa has been following companies in Hong Kong and the rest of Asia for many years. She has an excellent record. We are fortunate to have her working for our fund.

         On behalf of myself, my partner, Tom McIntyre, the staff at Dessauer & McIntyre, Nerissa Lee and her team at Guinness Flight and your board of trustees, I thank you for your loyalty and support. We are off to a good start. Our pledge to you is that we will diligently and professionally investigate the facts about risk and opportunity in today's global equity markets. We will continue to apply our collective skills and experience so that we take no more than reasonable risks in our pursuit of profits for your fund.

                                  Sincerely,

                             /s/JOHN P. DESSAUER

                               JOHN P. DESSAUER
                                  CHAIRMAN
                          DESSAUER GLOBAL EQUITY FUND


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                     STATE STREET BANK AND TRUST COMPANY
                       C/O DESSAUER GLOBAL EQUITY FUND
                                P.O. BOX 8200
                            BOSTON, MA 02266-8200
                             TEL. 1-800-426-5523